Prospectus Supplement	March 8, 2016

Putnam VT Diversified Income Fund Prospectus dated April 30, 2015

The sub-section Your fund's management in the section Fund summary and the subsection The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now D. William Kohli, Michael Atkin, Michael Salm and Paul Scanlon.

Additional information regarding the portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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